UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2017

ADAMAS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36399	42-1560076
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1900 Powell Street, Suite 750 Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (510) 450-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 15, 2017, the board of directors of Adamas Pharmaceuticals, Inc. appointed Christopher B. Prentiss as Adamas’s Chief Accounting Officer and, in that capacity, Mr. Prentiss will serve as Adamas’s principal accounting officer. As a result of this appointment, Alfred G. Merriweather, Adamas’s Chief Financial Officer, has ceased to be Adamas’s principal accounting officer. Mr. Prentiss will continue to report to Mr. Merriweather.
Mr. Prentiss, age 42, has served as Adamas’s Vice President, Finance and Controller since April 2015. Prior to joining Adamas, Mr. Prentiss was the Vice President, Finance and Controller at InterMune, Inc., a biotechnology company, from June 2013 to March 2015, where he was responsible for the management of the accounting function. Prior to that, Mr. Prentiss was Senior Director, Controller at Dynavax Technologies Corporation, a clinical-stage biopharmaceutical company, from May 2012 to June 2013, where he was responsible for the accounting and tax functions. From June 2005 to May 2012, Mr. Prentiss was at MannKind Corporation where he served in a variety of finance roles, most recently as Senior Director, Controller. Prior to joining MannKind, Mr. Prentiss was a Senior Manager at KPMG LLP in the assurance practice. Mr. Prentiss received a Bachelor’s of Science degree in Accounting from Loyola Marymount University, and a Masters of Business Administration from Indiana University. Mr. Prentiss is a CPA licensed in California.
In connection with Mr. Prentiss’s appointment as Chief Accounting Officer, Mr. Prentiss’s annual base salary was increased to $275,000, and his target bonus was set at 30% of his base salary. In addition, Mr. Prentiss will be granted a stock option to purchase 15,000 shares of Adamas common stock, and a restricted stock unit to acquire 2,500 shares of Adamas common stock, on Adamas’s normal grant schedule.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMAS PHARMACEUTICALS, INC.
Dated: September 21, 2017	By:	/s/ Alfred G. Merriweather
Alfred G. Merriweather
Chief Financial Officer

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